UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Kraft Foods Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 06, 2014.

Meeting Information
KRAFT FOODS GROUP, INC.		Meeting Type: Annual Meeting
For holders as of: March 03, 2014
Date: May 06, 2014 Time: 8:30 AM CDT
	Location:	The Glen Club
2901 W. Lake Avenue
Glenview, IL 60026

You are receiving this communication because you hold shares in the company named above.
KRAFT FOODS GROUP, INC. THREE LAKES DRIVE NORTHFIELD, IL 60093

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or request a paper copy (see reverse side).

We encourage you to access and review all of the information contained in the proxy materials before voting.
See the reverse side of this notice to access proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE & PROXY STATEMENT 2. FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before April 22, 2014 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an admission ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Shareholder Meeting Admission: In order to attend the meeting, you must obtain an admission ticket by going to the “shareholder meeting registration” link at www.proxyvote.com.

Voting Items

The Board of Directors recommends a vote FOR each of the nominees listed in Proposal 1.		The Board of Directors recommends a vote AGAINST Proposals 4, 5, 6, 7 and 8.
1.	Election of Directors 1a. L. Kevin Cox 1b. Myra M. Hart 1c. Peter B. Henry 1d. Terry J. Lundgren	4.	Shareholder proposal: Cessation of use of corporate funds for political purposes.
		5.	Shareholder proposal: Application of corporate values in political contributions.
		6.	Shareholder proposal: Non-recyclable brand packaging report.
		7.	Shareholder proposal: Sustainable forestry report.
The Board of Directors recommends a vote FOR Proposals 2 and 3.		8.	Shareholder proposal: Proposal regarding cattle dehorning.

2.	Advisory vote to approve executive compensation.	The Board of Directors recommends a vote FOR Proposal 9.
3.	Ratification of the selection of PriceWaterhouseCoopers LLP as our independent auditors for 2014.	9.	Shareholder proposal: Laudatory resolution supporting Kraft’s animal welfare actions.
		NOTE: Also includes authorization to vote upon such other business as may properly come before the meeting or any adjournment thereof.